UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2021 (May 28, 2021)

Humana Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-5975	61-0647538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 W. Main Street, Louisville, Kentucky 40202

(Address of Principal Executive Offices, and Zip Code)

(502) 580-1000

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Revolving Credit Agreements

On June 4, 2021, Humana Inc. (the “Company”) entered into two separate revolving credit facilities: (i) a five-year $2.5 billion unsecured revolving credit agreement with the several banks and other financial institutions from time to time parties thereto, JPMorgan Chase Bank, N.A. as Agent and as CAF Loan Agent, Bank of America, N.A. and Goldman Sachs Bank USA as Syndication Agents, Citibank, N.A., PNC Bank, National Association, U.S. Bank National Association and Wells Fargo Securities, LLC, as Documentation Agents, and JPMorgan Chase Bank, N.A., BofA Securities, Inc., Goldman Sachs Bank USA, Citigroup Global Markets, Inc., PNC Capital Markets LLC, U.S. Bank National Association and Wells Fargo Securities, LLC, as Joint-Lead Arrangers and Joint Bookrunners (the “Amended and Restated Credit Agreement”), which amended and restated the Company’s five-year, $2 billion unsecured revolving credit agreement dated as of May 22, 2017 (as amended, the “Previous Credit Agreement”), and (ii) a 364-day $1.5 billion unsecured revolving credit agreement with the several banks and other financial institutions from time to time parties thereto, JPMorgan Chase Bank, N.A. as Agent and as CAF Loan Agent, Bank of America, N.A. and Goldman Sachs Bank USA as Syndication Agents, Citibank, N.A., PNC Bank, National Association, U.S. Bank National Association and Wells Fargo Securities, LLC, as Documentation Agents, and JPMorgan Chase Bank, N.A., BofA Securities, Inc., Goldman Sachs Bank USA, Citigroup Global Markets, Inc., PNC Capital Markets LLC, U.S. Bank National Association and Wells Fargo Securities, LLC, as Joint-Lead Arrangers and Joint Bookrunners (together with the Amended and Restated Credit Agreement, the “Revolving Credit Agreements”). Proceeds of the Revolving Credit Agreements will be used by the Company for general corporate purposes.

Under the Revolving Credit Agreements, at our option, we can borrow on either a competitive advance basis or a revolving credit basis. The revolving credit portion bears interest at LIBOR or the base rate plus a spread. The competitive advance portion of any borrowings will bear interest at market rates prevailing at the time of borrowing on either a fixed rate or a floating rate based on LIBOR, at our option. The Company will pay an annual facility fee under each Credit Agreement regardless of utilization.

The Revolving Credit Agreements contain customary covenants, including a maximum debt to capitalization financial condition covenant, as well as customary events of default. The terms of the Revolving Credit Agreements also include standard provisions related to conditions of borrowing, including customary representations and warranties. In addition, the Revolving Credit Agreements permit the incurrence up to $750 million of incremental commitments, which amount may be allocated between the Amended and Restated Credit Agreement and the 364-Day Credit Agreement as the Company may elect.

We have other relationships, including financial advisory and banking, with some parties to the Revolving Credit Agreements.

As of June 4, 2021, we have no borrowings and no letters of credit outstanding under the Revolving Credit Agreements. Accordingly, as of June 4, 2021, we have $2.5 billion of remaining borrowing capacity under the Amended and Restated Credit Agreement and $1.5 billion of remaining borrowing capacity under the 364-Day Credit Agreement, none of which would be restricted by our financial covenant compliance requirement.

The foregoing description of the Revolving Credit Agreements does not purport to be complete. For an understanding of the terms and provisions of the Amended and Restated Credit Agreement and the 364-Day Credit Agreement, reference should be made to the copies of those agreements attached as Exhibits 10.1 and 10.2, respectively, to this Form 8-K and incorporated by reference herein.

Delayed Draw Term Loan Credit Agreement

On May 28, 2021, the Company entered into a $500 million delayed draw term loan credit agreement with the several banks and other financial institutions from time to time parties thereto, JPMorgan Chase Bank, N.A. as Agent, Bank of America, N.A. and Goldman Sachs Bank USA as Syndication Agents, Citibank, N.A., PNC Capital Markets LLC, Truist Bank, U.S. Bank, National Association and Wells Fargo Securities, LLC, as Documentation Agents, and Goldman Sachs Bank USA, BofA Securities, Inc., JPMorgan Chase Bank, N.A, Citibank, N.A., PNC Capital Markets LLC, Truist Securities, Inc., U.S. Bank National Association and Wells Fargo Securities, LLC, as Joint-Lead Arrangers and Joint Bookrunners (the “Term Loan Agreement”). Proceeds of the Term Loan Agreement will be used by the Company to fund in part the acquisition of Kindred at Home and related fees and expenses.

Loans under the Term Loan Agreement bear interest at LIBOR or the base rate plus a spread. The Company will pay certain fees to the lenders in connection with the delayed draw commitments and funding of the loans under the Term Loan Agreement. The loans under the Term Loan Agreement will mature on the third anniversary of the funding date.

The Term Loan Agreement contains customary covenants, including a maximum debt to capitalization financial condition covenant, as well as customary events of default. The terms of the Term Loan Agreement also includes customary conditions of borrowing, including the closing of the Kindred at Home acquisition and certain “specified” representations and warranties.

We have other relationships, including financial advisory and banking, with some parties to the Term Loan Agreement.

The foregoing description of the Term Loan Agreement does not purport to be complete. For an understanding of the terms and provisions of the Term Loan Agreement, reference should be made to the copy of that agreement attached as Exhibit 10.3 to this Form 8-K and incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

The Amended and Restated Credit Agreement replaces the Previous Credit Agreement in its entirety.

Under the Previous Credit Agreement, at our option, we were able to borrow on either a competitive advance basis or a revolving credit basis. The revolving credit portion bore interest at LIBOR or the base rate plus a spread. The competitive advance portion of any borrowings bore interest at market rates prevailing at the time of borrowing on either a fixed rate or a floating rate based on LIBOR, at our option. We paid an annual facility fee regardless of utilization.

The Previous Credit Agreement contained customary covenants, including a maximum debt to capitalization financial condition covenant, as well as customary events of default. At the time of termination of the Previous Credit Agreement, we were in compliance with the financial condition covenant.

There were no borrowings or letters of credit outstanding under the Previous Credit Agreement at the time of its termination.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01. Entry into a Material Definitive Agreement” is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit No.	Description

10.1	Five-Year $2.5 Billion Amended and Restated Credit Agreement, dated as of June 4, 2021, among Humana Inc., and JPMorgan Chase Bank, N.A. as Agent and as CAF Loan Agent, Bank of America, N.A. and Goldman Sachs Bank USA as Syndication Agents, Citibank, N.A., PNC Bank, National Association, U.S. Bank National Association and Wells Fargo Securities, LLC, as Documentation Agents, and JPMorgan Chase Bank, N.A., BofA Securities, Inc., Goldman Sachs Bank USA, Citigroup Global Markets, Inc., PNC Capital Markets LLC, U.S. Bank National Association and Wells Fargo Securities, LLC, as Joint-Lead Arrangers and Joint Bookrunners.

Exhibit No.	Description

10.2	364-Day $1.5 Billion Revolving Credit Agreement, dated as of June 4, 2021, among Humana Inc., and JPMorgan Chase Bank, N.A. as Agent and as CAF Loan Agent, Bank of America, N.A. and Goldman Sachs Bank USA as Syndication Agents, Citibank, N.A., PNC Bank, National Association, U.S. Bank National Association and Wells Fargo Securities, LLC, as Documentation Agents, and JPMorgan Chase Bank, N.A., BofA Securities, Inc., Goldman Sachs Bank USA, Citigroup Global Markets, Inc., PNC Capital Markets LLC, U.S. Bank National Association and Wells Fargo Securities, LLC, as Joint-Lead Arrangers and Joint Bookrunners.

10.3	$500 Million Delayed Draw Term Loan Credit Agreement, dated as of May 28, 2021, among Humana Inc., and JPMorgan Chase Bank, N.A. as Agent, Bank of America, N.A. and Goldman Sachs Bank USA as Syndication Agents, Citibank, N.A., PNC Capital Markets LLC, Truist Bank, U.S. Bank, National Association and Wells Fargo Securities, LLC, as Documentation Agents, and Goldman Sachs Bank USA, BofA Securities, Inc., JPMorgan Chase Bank, N.A., Citibank, N.A., PNC Capital Markets LLC, Truist Securities, Inc., U.S. Bank National Association and Wells Fargo Securities, LLC, as Joint-Lead Arrangers and Joint Bookrunners.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ Cynthia H. Zipperle
Cynthia H. Zipperle
Senior Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)

Dated:    June 4, 2021